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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 23, 1996



                             NEOZYME II CORPORATION
             (Exact name of registrant as specified in its charter)



   BRITISH VIRGIN ISLANDS               0-19918                    N/A
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification No.)



    TODMAN BUILDING, MAIN STREET, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (809) 494-2065


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ITEM 5.  OTHER EVENTS.
         ------------

     On September 23, 1996, Neozyme II Corporation ("Neozyme II") and Genzyme Corporation ("Genzyme") announced that they have signed a definitive acquisition agreement under which Genzyme will commence a tender offer for all outstanding Units, each Unit consisting of one share of Callable Common Stock of Neozyme II and one Callable Warrant to purchase two shares of General Division Common Stock and .135 share of Tissue Repair Division Common Stock of Genzyme, for $45 per Unit in cash. Neozyme II hereby incorporates by reference the contents of its press release dated September 23, 1996, filed as Exhibit 99.1 to this report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 1996              NEOZYME II CORPORATION

                                       By:/s/ Paul M. Edwards
                                          ------------------------------------
                                           Paul M. Edwards
                                           President and Principal Executive,
                                             Financial and Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             SEQUENTIAL
   NO.          DESCRIPTION                                           PAGE NO.
- -------         -----------                                         ----------

99.1      Press release dated September 23, 1996. Filed herewith.        5